Exhibit 99.1

CONTACT:
Sherry Lang
Vice President
Investor and Public Relations	FOR IMMEDIATE RELEASE
(508) 390-2323	Thursday, February 2, 2006

THE TJX COMPANIES, INC. REPORTS STRONG JANUARY 2006 SALES AND
UPDATES VIEW OF FOURTH QUARTER EARNINGS;
ANNOUNCES TAX BENEFIT FROM REPATRIATION OF FOREIGN EARNINGS AND
EARLY ADOPTION OF STOCK OPTION EXPENSING

     Framingham, MA — The TJX Companies, Inc. (NYSE:TJX) today reported strong January sales and, as a result, now estimates that its earnings per share for the fourth quarter ended January 28, 2006, will exceed its previously disclosed range. In addition, the Company announced a one-time tax benefit from the repatriation of foreign earnings, as well as its decision to early-adopt stock option expensing, both of which will impact its fourth quarter ended January 28, 2006. Details on January sales as well as the impact of the one-time tax benefit and stock option expensing are provided below.
January 2006 Sales
     Consolidated net sales for the four-week period ended January 28, 2006, were $946 million, up 11% over $853 million achieved during the four-week period ended January 29, 2005. For the 52 weeks ended January 28, 2006, sales reached $16.1 billion, an increase of 8% over $14.9 billion achieved last year. Consolidated comparable store sales for the four-week period ended January 28, 2006, were up 5% over the same period last year. For the 13-week fourth quarter, consolidated comparable store sales increased 3% above last year’s fourth quarter. For the 52-week, year-to-date period, consolidated comparable store sales increased 2% over last year.
     Ben Cammarata, Chairman and Acting Chief Executive Officer of The TJX Companies, Inc., stated, “Our comparable store sales increase of 5% in January exceeded our expectations and came on top of a 5% comparable store sales increase in January last year. Solid execution of off-price fundamentals, namely maintaining liquid inventories, making the right buys late in the season, and flowing fresh product at compelling values, led to a strong finish to the year. Inventories are in excellent shape as we enter the new year and we remain focused on driving profitable sales across all divisions of the Company.”
Fourth Quarter Outlook
     The Company expects that fourth quarter earnings per share will exceed its previously disclosed range of $.41 — $.43, before the net positive impact of the one-time tax benefit and stock option expensing described below.

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THE TJX COMPANIES, INC. REPORTS STRONG JANUARY 2006 SALES AND
UPDATES VIEW OF FOURTH QUARTER EARNINGS;
ANNOUNCES TAX BENEFIT FROM REPATRIATION OF FOREIGN EARNINGS AND
EARLY ADOPTION OF STOCK OPTION EXPENSING
Thursday, February 2, 2006

Repatriation of Foreign Earnings
     The Company also today announced that it expects to realize a one-time tax benefit from the repatriation of foreign earnings in the fourth quarter and the fiscal year ended January 28, 2006. The TJX Board of Directors approved the repatriation of approximately US$260 million of accumulated earnings from its Canadian subsidiary, Winners, which was completed during January 2006. Recent U.S. tax legislation allows multinationals a one-time opportunity to repatriate accumulated earnings from foreign subsidiaries at a significantly reduced income tax rate. As a result, TJX’s repatriation of foreign earnings will result in a one-time tax benefit to net income of approximately $47 million, or $.10 per share, which the Company will recognize in the fourth quarter of the current fiscal year, ended January 28, 2006.
Early Adoption of Stock Option Expensing
     Separately, The TJX Companies announced its early adoption of the Statement of Financial Accounting Standards (SFAS) No. 123R relating to accounting for stock based compensation in the fourth quarter of the current fiscal year, which the Company expects will reduce earnings per share by $.03 in the fourth quarter of fiscal 2006 and by $.12 for the full fiscal 2006 year. The Company has elected the modified retrospective transition method. Accordingly, prior period financial statements will be adjusted to reflect the effect of stock option expense on a consolidated basis, as previously disclosed in the pro forma footnote to the TJX financial statements. Additionally, segment data will be adjusted to reflect the related stock option expense. (See attached schedules.)
About The TJX Companies, Inc.
     The TJX Companies, Inc. is the leading off-price retailer of apparel and home fashions in the U.S. and worldwide. The Company operates 799 T.J. Maxx, 715 Marshalls, 251 HomeGoods and 152 A.J. Wright stores, as well as 35 Bob’s Stores, in the United States. In Canada, the Company operates 174 Winners and 58 HomeSense stores, and in Europe, 197 T.K. Maxx stores. TJX’s press releases and financial information are also available on the Internet at www.tjx.com.

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THE TJX COMPANIES, INC. REPORTS STRONG JANUARY 2006 SALES AND
UPDATES VIEW OF FOURTH QUARTER EARNINGS;
ANNOUNCES TAX BENEFIT FROM REPATRIATION OF FOREIGN EARNINGS AND
EARLY ADOPTION OF STOCK OPTION EXPENSING
Thursday, February 2, 2006

January and February 2006 Sales Recorded Calls
     A recorded message with more detailed information regarding TJX’s January 2006 sales results, operations and business trends will be available via the Internet at www.tjx.com, or by calling (703) 736-7248 through Thursday, February 9, 2006. Additionally, the Company expects to release its February 2006 sales on Thursday, March 2, 2006, at approximately 8:15 a.m. ET. Concurrent with that press release, a recorded message with more detailed information regarding TJX’s February sales results, operations and business trends will be available via the Internet at www.tjx.com, or by calling (703) 736-7248 through Thursday, March 9, 2006.
Fourth Quarter and Fiscal Year 2006 Conference Call
     The Company expects to release fourth quarter and fiscal 2006 year-end earnings on Wednesday, February 22, 2006, before 9:30 a.m. ET. At 11:00 a.m. ET that day, Ben Cammarata, Chairman and Acting Chief Executive Officer, and Carol Meyrowitz, President of TJX, will hold a conference call with stock analysts to discuss the Company’s fiscal 2006 results, operations and business trends, as well as expectations for fiscal 2007. A real-time webcast of the call will be available at www.tjx.com. A replay of the call will also be available at www.tjx.com or by dialing (800) 216-3035 through Wednesday, March 1, 2006.
     Archived versions of the Company’s recorded messages and conference calls are available at www.tjx.com after they are no longer available by telephone.
SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Various statements made in this release are forward-looking and involve a number of risks and uncertainties. All statements that address activities, events or developments that we intend, expect or believe may occur in the future, including projections of earnings per share and same store sales, are forward-looking statements. The following are some of the factors that could cause actual results to differ materially from the forward-looking statements: our ability to continue successful expansion of our store base; risks of expansion; our ability to successfully implement our opportunistic inventory strategies and to effectively manage our inventories; consumer confidence, demand, spending habits and buying preferences; effects of unseasonable weather; competitive factors; factors affecting availability of store and distribution center locations on suitable terms; factors affecting our recruitment and employment of associates; factors affecting expenses; success of our acquisition and divestiture activities; our ability to successfully implement technologies and systems and protect data; our ability to continue to generate adequate cash flows; availability and cost of financing; general economic conditions, including gasoline prices; potential disruptions due to wars, natural disasters and other events beyond our control; changes in currency and exchange rates; import risks; adverse outcomes for any significant litigation; changes in laws and regulations and accounting rules and principles; effectiveness of internal controls; and other factors that may be described in our filings with the Securities and Exchange Commission. We do not undertake to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied in such statements will not be realized.
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The TJX Companies, Inc
Financial Summary — As Reported and as Adjusted for 123R
Three Fiscal Years Ended January 2003 through January 2005

AS REPORTED	As Reported for the Fiscal Year Ended
	January 29,	January 31,	January 25,
	2005	2004	2003
		53 Weeks
Net Sales	$14,913,483	$13,327,938	$11,981,207

Income before provision for income taxes	1,079,693	1,068,326	937,724
Provision for income taxes	415,549	409,961	359,336

Net Income	$664,144	$658,365	$578,388

Net income per share:
Basic	$1.36	$1.30	$1.09
Diluted	$1.30	$1.25	$1.05

AS ADJUSTED FOR 123R	As Adjusted for the Fiscal Year Ended
	January 29,	January 31,	January 25,
	2005	2004	2003
		53 Weeks
Net Sales	$14,913,483	$13,327,938	$11,981,207

Income before provision for income taxes	988,951	986,738	871,514
Provision for income taxes	379,252	377,326	332,852

Net Income	$609,699	$609,412	$538,662

Net income per share:
Basic	$1.25	$1.20	$1.01
Diluted	$1.21	$1.16	$0.98

IMPACT OF STOCK COMPENSATION ADJUSTMENT ON:

Income before provision for income taxes	$90,742	$81,588	$66,210

Net Income	$54,445	$48,953	$39,726

Net income per share:
Basic	$0.11	$0.10	$0.08
Diluted	$0.09	$0.09	$0.07

The TJX Companies, Inc
Segment Information — As Reported and as Adjusted for 123R
Three Fiscal Years Ended January 2003 through January 2005

AS REPORTED	As Reported for the Fiscal Year Ended
	January 29,	January 31,	January 25,
	2005	2004	2003
		53 Weeks
Segment Profit (loss)
Marmaxx	$1,023,524	$961,632	$887,944
Winners and HomeSense	108,884	106,745	85,301
T.K. Maxx	70,724	59,059	43,044
HomeGoods	23,132	49,836	32,128
A.J. Wright	(15,032)	1,692	(12,566)
Bob’s Stores	(17,269)	(4,970)	0

	1,193,963	1,173,994	1,035,851

General corporate expense	88,513	78,416	72,754
Interest expense, net	25,757	27,252	25,373

Income before provision for income taxes	$1,079,693	$1,068,326	$937,724

AS ADJUSTED FOR 123R	As Adjusted for the Fiscal Year Ended
	January 29,	January 31,	January 25,
	2005	2004	2003
		53 Weeks
Segment Profit (loss)
Marmaxx	$982,082	$922,907	$856,514
Winners and HomeSense	99,701	98,928	79,573
T.K. Maxx	63,975	53,655	39,205
HomeGoods	18,148	45,388	28,607
A.J. Wright	(19,626)	(2,125)	(15,363)
Bob’s Stores	(18,512)	(5,025)	0

	1,125,768	1,113,728	988,536

General corporate expense	111,060	99,738	91,649
Interest expense, net	25,757	27,252	25,373

Income before provision for income taxes	$988,951	$986,738	$871,514

ALLOCATION OF PRE-TAX STOCK COMPENSATION ADJUSTMENT

Marmaxx	$41,442	$38,725	$31,430
Winners and HomeSense	9,183	7,817	5,728
T.K. Maxx	6,749	5,404	3,839
HomeGoods	4,984	4,448	3,521
A.J. Wright	4,594	3,817	2,797
Bob’s Stores	1,243	55	0
General Corporate expense	22,547	21,322	18,895

Total adjustment	$90,742	$81,588	$66,210

The TJX Companies, Inc
Financial Summary — As Reported and as Adjusted for 123R
Quarterly results for the Fiscal Year Ended January 28, 2006

AS REPORTED	Quarterly results as reported for the Fiscal Year Ended January 28, 2006
	First Quarter	Second Quarter	Third Quarter
	Ended	Ended	Ended
	April 30, 2005	July 30, 2005	October 29, 2005

Net Sales	$3,651,830	$3,647,866	$4,041,912

Income before provision for income taxes	242,718	200,491	279,344
Provision for income taxes	93,374	77,350	108,181

Net Income	$149,344	$123,141	$171,163

Net Income per share:
Basic	$0.31	$0.26	$0.37
Diluted	$0.30	$0.25	$0.36

AS ADJUSTED FOR 123R	Quarterly results as adjusted for the Fiscal Year Ended January 28, 2006
	First Quarter	Second Quarter	Third Quarter
	Ended	Ended	Ended
	April 30, 2005	July 30, 2005	October 29, 2005

Net Sales	$3,651,830	$3,647,866	$4,041,912

Income before provision for income taxes	219,780	179,945	257,316
Provision for income taxes	84,199	69,131	101,991

Net Income	$135,581	$110,814	$155,325

Net Income per share:
Basic	$0.28	$0.24	$0.34
Diluted	$0.28	$0.23	$0.32

IMPACT OF STOCK COMPENSATION ADJUSTMENT ON:

Income before provision for income taxes	$22,938	$20,546	$22,028

Net Income	$13,763	$12,327	$15,838

Net Income per share:
Basic	$0.03	$0.02	$0.03
Diluted	$0.02	$0.02	$0.04

The TJX Companies, Inc
Segment Information — As Reported and as Adjusted for 123R
By Quarter for the Fiscal Year Ended January 28, 2006

AS REPORTED	Quarterly results as reported for the Fiscal Year Ended January 28, 2006
	First Quarter	Second Quarter	Third Quarter
	Ended	Ended	Ended
	April 30, 2005	July 30, 2005	October 29, 2005
Segment Profit (loss)
Marmaxx	$267,660	$211,581	$251,104
Winners and HomeSense	12,344	20,567	52,237
T.K. Maxx	(341)	10,484	22,679
HomeGoods	623	(3,700)	8,053
A.J. Wright	(2,960)	(1,587)	(2,466)
Bob’s Stores	(6,523)	(8,743)	(6,736)

	270,803	228,602	324,871

General corporate expense	22,049	20,194	35,408
Interest expense, net	6,036	7,917	10,119

Income before provision for income taxes	$242,718	$200,491	$279,344

AS ADJUSTED FOR 123R	Quarterly results as adjusted for the Fiscal Year Ended January 28, 2006
	First Quarter	Second Quarter	Third Quarter
	Ended	Ended	Ended
	April 30, 2005	July 30, 2005	October 29, 2005
Segment Profit (loss)
Marmaxx	$257,485	$202,295	$242,514
Winners and HomeSense	9,892	18,563	50,036
T.K. Maxx	(2,236)	9,023	20,924
HomeGoods	(666)	(4,739)	6,921
A.J. Wright	(4,173)	(2,709)	(3,561)
Bob’s Stores	(6,986)	(9,155)	(7,249)

	253,316	213,278	309,585

General corporate expense	27,500	25,416	42,150
Interest expense, net	6,036	7,917	10,119

Income before provision for income taxes	$219,780	$179,945	$257,316

ALLOCATION OF PRE-TAX STOCK COMPENSATION ADJUSTMENT

Marmaxx	$10,175	$9,286	$8,590
Winners and HomeSense	2,452	2,004	2,201
T.K. Maxx	1,895	1,461	1,755
HomeGoods	1,289	1,039	1,132
A.J. Wright	1,213	1,122	1,095
Bob’s Stores	463	412	513
General Corporate expense	5,451	5,222	6,742

Total adjustment	$22,938	$20,546	$22,028

The TJX Companies, Inc
Financial Summary — As Reported and as Adjusted for 123R
Quarterly results for the Fiscal Year Ended January 29, 2005

AS REPORTED	Quarterly results as reported for the Fiscal Year Ended January 29, 2005
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	Ended	Ended	Ended	Ended
	May 1, 2004	July 31, 2004	October 30, 2004	January 29, 2005

Net Sales	$3,352,737	$3,414,287	$3,817,350	$4,329,109

Income before provision for income taxes	274,334	193,336	327,124	284,899
Provision for income taxes	106,222	75,094	126,269	107,964

Net Income	$168,112	$118,242	$200,855	$176,935

Net Income per share:
Basic	$0.34	$0.24	$0.41	$0.37
Diluted	$0.32	$0.23	$0.40	$0.35

AS ADJUSTED FOR 123R	Quarterly results as adjusted for the Fiscal Year Ended January 29, 2005
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	Ended	Ended	Ended	Ended
	May 1, 2004	July 31, 2004	October 30, 2004	January 29, 2005

Net Sales	$3,352,737	$3,414,287	$3,817,350	$4,329,109

Income before provision for income taxes	252,355	172,351	300,300	263,945
Provision for income taxes	97,431	66,998	115,858	98,965

Net Income	$154,924	$105,353	$184,442	$164,980

Net Income per share:
Basic	$0.31	$0.21	$0.38	$0.34
Diluted	$0.30	$0.21	$0.37	$0.33

IMPACT OF STOCK COMPENSATION ADJUSTMENT ON:

Income before provision for income taxes	$21,979	$20,985	$26,824	$20,954

Net Income	$13,188	$12,889	$16,413	$11,955

Net Income per share:
Basic	$0.03	$0.03	$0.03	$0.03
Diluted	$0.02	$0.02	$0.03	$0.02

The TJX Companies, Inc
Segment Information — As Reported and as Adjusted for 123R
By Quarter for the Fiscal Year Ended January 29, 2005

AS REPORTED	Quarterly results as reported for the Fiscal Year Ended January 29, 2005
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	Ended	Ended	Ended	Ended
	May 1, 2004	July 31, 2004	October 30, 2004	January 29, 2005
Segment Profit (loss)
Marmaxx	$271,914	$202,582	$284,329	$264,699
Winners and HomeSense	24,393	21,101	39,002	24,388
T.K. Maxx	1,943	9,533	29,828	29,420
HomeGoods	5,161	(626)	11,753	6,844
A.J. Wright	(2,953)	(3,239)	(5,773)	(3,067)
Bob’s Stores	1,250	(8,231)	(2,392)	(7,896)

	301,708	221,120	356,747	314,388

General corporate expense	20,791	20,791	22,489	24,442
Interest expense, net	6,583	6,993	7,134	5,047

Income before provision for income taxes	$274,334	$193,336	$327,124	$284,899

AS ADJUSTED FOR 123R	Quarterly results as adjusted for the Fiscal Year Ended January 29, 2005
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	Ended	Ended	Ended	Ended
	May 1, 2004	July 31, 2004	October 30, 2004	January 29, 2005
Segment Profit (loss)
Marmaxx	$261,695	$192,798	$272,260	$255,329
Winners and HomeSense	22,158	19,045	36,277	22,221
T.K. Maxx	313	8,079	27,802	27,781
HomeGoods	3,937	(1,758)	10,275	5,694
A.J. Wright	(4,020)	(4,271)	(7,148)	(4,187)
Bob’s Stores	1,046	(8,435)	(2,822)	(8,301)

	285,129	205,458	336,644	298,537

General corporate expense	26,191	26,114	29,210	29,545
Interest expense, net	6,583	6,993	7,134	5,047

Income before provision for income taxes	$252,355	$172,351	$300,300	$263,945

ALLOCATION OF PRE-TAX STOCK COMPENSATION ADJUSTMENT

Marmaxx	$10,219	$9,784	$12,069	$9,370
Winners and HomeSense	2,235	2,056	2,725	2,167
T.K. Maxx	1,630	1,454	2,026	1,639
HomeGoods	1,224	1,132	1,478	1,150
A.J. Wright	1,067	1,032	1,375	1,120
Bob’s Stores	204	204	430	405
General Corporate expense	5,400	5,323	6,721	5,103

Total adjustment	$21,979	$20,985	$26,824	$20,954

The TJX Companies, Inc
Financial Summary — As Reported and as Adjusted for 123R
Quarterly results for the Fiscal Year Ended January 31, 2004

AS REPORTED	Quarterly results as reported for the Fiscal Year Ended January 31, 2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	Ended	Ended	Ended	Ended
	April 26, 2003	July 26, 2003	October 25, 2003	January 31, 2004
				(14 Weeks)
Net Sales	$2,788,705	$3,046,184	$3,387,452	$4,105,597

Income before provision for income taxes	185,206	201,080	300,031	382,009
Provision for income taxes	71,675	77,818	117,198	143,270

Net Income	$113,531	$123,262	$182,833	$238,739

Net Income per share:
Basic	$0.22	$0.24	$0.36	$0.48
Diluted	$0.21	$0.23	$0.35	$0.46

AS ADJUSTED FOR 123R	Quarterly results as adjusted for the Fiscal Year Ended January 31, 2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	Ended	Ended	Ended	Ended
	April 26, 2003	July 26, 2003	October 25, 2003	January 31, 2004
				(14 Weeks)
Net Sales	$2,788,705	$3,046,184	$3,387,452	$4,105,597

Income before provision for income taxes	165,573	181,463	278,326	361,376
Provision for income taxes	63,821	69,972	108,516	135,017

Net Income	$101,752	$111,491	$169,810	$226,359

Net Income per share:
Basic	$0.20	$0.22	$0.34	$0.45
Diluted (A)	$0.19	$0.21	$0.32	$0.43

IMPACT OF STOCK COMPENSATION ADJUSTMENT ON:

Income before provision for income taxes	$19,633	$19,617	$21,705	$20,633

Net Income	$11,779	$11,771	$13,023	$12,380

Net Income per share:
Basic	$0.02	$0.02	$0.02	$0.03
Diluted	$0.02	$0.02	$0.03	$0.03

(A)	In accordance with EITF No. 04-08, the pro forma diluted earnings per share for the fiscal year ended January 31, 2004 have been adjusted for the impact of the shares associated with TJX’s contingently convertible debentures.

The TJX Companies, Inc
Segment Information — As Reported and as Adjusted for 123R
By Quarter for the Fiscal Year Ended January 31, 2004

AS REPORTED	Quarterly results as reported for the Fiscal Year Ended January 31, 2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	Ended	Ended	Ended	Ended
	April 26, 2003	July 26, 2003	October 25, 2003	January 31, 2004
				(14 Weeks)
Segment Profit (loss)
Marmaxx	$193,885	$191,800	$264,878	$311,069
Winners and HomeSense	11,793	18,138	36,295	40,519
T.K. Maxx	916	8,184	17,507	32,452
HomeGoods	4,532	6,114	16,438	22,752
A.J. Wright	(2,345)	1,839	(1,913)	4,111
Bob’s Stores	0	0	0	(4,970)

	208,781	226,075	333,205	405,933

General corporate expense	16,597	17,767	25,944	18,108
Interest expense, net	6,978	7,228	7,230	5,816

Income before provision for income taxes	$185,206	$201,080	$300,031	$382,009

AS ADJUSTED FOR 123R	Quarterly results as adjusted for the Fiscal Year Ended January 31, 2004
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	Ended	Ended	Ended	Ended
	April 26, 2003	July 26, 2003	October 25, 2003	January 31, 2004
				(14 Weeks)
Segment Profit (loss)
Marmaxx	$184,475	$182,390	$254,596	$301,446
Winners and HomeSense	9,926	16,271	34,088	38,643
T.K. Maxx	(387)	6,881	15,898	31,263
HomeGoods	3,446	5,028	15,206	21,708
A.J. Wright	(3,212)	972	(2,924)	3,039
Bob’s Stores	0	0	0	(5,025)

	194,248	211,542	316,864	391,074

General corporate expense	21,697	22,851	31,308	23,882
Interest expense, net	6,978	7,228	7,230	5,816

Income before provision for income taxes	$165,573	$181,463	$278,326	$361,376

ALLOCATION OF PRE-TAX STOCK COMPENSATION ADJUSTMENT

Marmaxx	$9,410	$9,410	$10,282	$9,623
Winners and HomeSense	1,867	1,867	2,207	1,876
T.K. Maxx	1,303	1,303	1,609	1,189
HomeGoods	1,086	1,086	1,232	1,044
A.J. Wright	867	867	1,011	1,072
Bob’s Stores	0	0	0	55
General Corporate expense	5,100	5,084	5,364	5,774

Total adjustment	$19,633	$19,617	$21,705	$20,633